Second Quarter 2019 CFO Commentary As reflected in our earnings release, there are a number of items that impact the comparability of Second-quarter 2019 our results with those in the trailing quarter and prior quarter of last year. The discussion of our results may exclude these items to give you a better sense cash provided by of our operating results. As always, the operating information we provide to you should be used as a operating activities of complement to GAAP numbers. For a complete reconciliation between our GAAP and non-GAAP $405 million. results, please refer to our earnings release and the earnings reconciliation found at the end of this document. The following reported and adjusted information included in this CFO commentary is unaudited and should be read in conjunction with the company’s Form 10-Q for the quarterly period ended June 29, 2019, and the Annual Report on Form 10-K as filed with the Securities and Exchange Commission. investor.arrow.com 1

Second-Quarter 2019 CFO Commentary Second-Quarter Summary Demand conditions for the global components business deteriorated during the second quarter. Demand was lower across all component products, all regions, Second-quarter sales and most industry verticals. Customers are reducing inventories and ordering fewer parts to preserve cash for the future. decreased 1% year Sales for our enterprise computing solutions business were within our prior expectations, but trends were mixed. The key areas of infrastructure software over year and and security continued to grow, but IT hardware declined. Enterprise computing solutions tends to see later-cycle economic impacts than global components. increased 2% year over Our business model continues to be sound, and we remain confident in our long- year adjusted for the term strategy. Our broad portfolio of technology solutions is not reliant on any one industry. Thanks to that resiliency, during the second quarter, cash provided by operations was $405 million. wind down, a We are proactively addressing items within our control with plans in place to disposition, and FX preserve and improve profits, capitalize on the opportunities available, and leverage our engineering capabilities. We commenced a $130 million cost optimization program designed to improve efficiency while preserving the high changes. levels of engineering and supply chain service customers and suppliers require. We are winding down the personal computer and mobility asset disposition business. We believe this business is not sustainable over the long term, and it is no longer aligned with our strategy. This action will enable us to fully focus on our longer-term strategy to enable next-generation technologies such as artificial intelligence, industrial automation, smart cities and vehicles. investor.arrow.com 2

Second-Quarter 2019 CFO Commentary Consolidated Overview Second Quarter 2019 Y/Y Change Adjusted for Dispositions, Wind Down P&L Highlights* Q2 2019 Y/Y Change & Currency Q/Q Change Sales $7,345 (1)% 2% 3% Sales adjusted for wind down $7,267 flat 2% 3% Gross Profit Margin 11.1% (150) bps (120) bps (90) bps Non-GAAP Gross Profit Margin 11.6% (100) bps (90) bps (50) bps Operating Income $(549) (291)% (254)% (324)% Operating Margin (7.5)% (1140) bps (1010) bps (1090) bps Non-GAAP Operating Income $243 (23)% (21)% (12)% Non-GAAP Operating Margin 3.3% (100) bps (100) bps (60) bps Net Income $(549) (423)% (375)% (490)% Diluted EPS $(6.48) (438)% (388)% (495)% Non-GAAP Net Income $137 (30)% (28)% (17)% Non-GAAP Diluted EPS $1.60 (27)% (25)% (15)% $ in millions, except per share data; may reflect rounding. • Consolidated sales were $7.34 billion • Operating income margin was (7.5)% and non-GAAP operating income margin was 3.3% – Changes in foreign currencies negatively impacted sales growth by approximately $148 million or 2 percentage – Operating expenses as a percentage of sales were points year over year 8.8%, down 30 basis points year over year • Consolidated gross profit margin was 11.1% and non-GAAP – Non-GAAP operating expenses as a percentage of gross profit margin was 11.6% sales were 8.2%, flat year over year – Down 150 basis points year over year • Interest and other expense, net was $52 million – Down 100 basis points year over year, as adjusted, due – Below our prior expectation of $57 million due to to higher sales mix of lower-value products in all regions lower borrowings and lower interest rates on floating- for global components, a higher mix of Asia components rate debt sales, and lower margins in Americas enterprise computing solutions investor.arrow.com 3

Second-Quarter 2019 CFO Commentary • Effective tax rate for the quarter was 8.7%, and non- GAAP effective tax rate was 27.5% – Above the high end of our longer-term range of 23.5-25.5% due to mix of profits in higher-tax jurisdictions • Diluted shares outstanding were 85 million – Slightly below our prior expectation of 86 million • Diluted earnings per share were $(6.48) – Below our prior expectation of $1.71 - $1.83 • Non-GAAP diluted earnings per share were $1.60 – Below our prior expectation of $1.94 - $2.06 – Changes in foreign currencies negatively impacted earnings per share by approximately $.06 compared to the second quarter of 2018 A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein. investor.arrow.com 4

Second-Quarter 2019 CFO Commentary

Components

Global



$280
$260
$240
$220
$200
$180
$160
$262
$278
$265
$250
$207
Q2-'18
Q3-'18
Q4-'18
Q1-'19
Q2-'19

Non-GAAP Operating Income ($ in millions)
(As adjusted)

- Sales increased 2% year over year adjusted to exclude the PC and mobility asset disposition business and for changes in foreign currencies

  - Sales were flat year over year as reported

- Lead times contracted
- Backlog decreased year over year
- Book-to-bill was 0.95, down from 1.08 in the second quarter of 2018
- Cancellation rates increased
- Reported operating loss of $562 million
- Non-GAAP operating margin of 4.0% decreased 100 basis points year over year

  – Margin decreased in all regions

- Return on working capital decreased year over year due to a short-term mismatch between working capital investments and the current demand environment



Global components second-quarter sales increased 2% year over year as adjusted.

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Five Years Out

Second-Quarter 2019 CFO Commentary Components Americas $2,200 $1,981 $1,943 $2,000 $1,864 $1,844 $1,816 $1,800 $1,600 $1,400 $1,200 $1,000 Q2-'18 Q3-'18 Q4-'18 Q1-'19 Q2-'19 Sales ($ in millions) (as adjusted) – Sales decreased 2% year over year adjusted to exclude the PC and mobility asset disposition business and for changes in foreign currencies – Sales decreased 3% year over year as reported Americas components – Growth in the aerospace & defense and medical sales decreased 2% devices verticals year over year – The consumer, transportation, and industrial year over year as verticals decreased year over year adjusted. investor.arrow.com 6

Second-Quarter 2019 CFO Commentary Components Europe $1,483 $1,500 $1,422 $1,383 $1,399 $1,400 $1,374 $1,300 $1,200 $1,100 $1,000 Q2-'18 Q3-'18 Q4-'18 Q1-'19 Q2-'19 Sales ($ in millions) (as adjusted) • Sales increased 4% year over year adjusted to exclude the PC and mobility asset disposition business and for changes in foreign currencies – Sales decreased 2% year over year as reported Europe components – Growth in the aerospace & defense vertical year sales increased 4% over year – The transportation vertical decreased year over year over year as year adjusted. investor.arrow.com 7

Second-Quarter 2019 CFO Commentary Components Asia $1,978 $2,000 $1,899 $1,921 $1,900 $1,833 $1,782 $1,800 $1,700 $1,600 $1,500 $1,400 Q2-'18 Q3-'18 Q4-'18 Q1-'19 Q2-'19 Sales ($ in millions) • Sales increased 5% year over year adjusted for changes in foreign currencies – Sales increased 4% year over year as reported Asia components sales – Record second-quarter sales – Growth in the wireless vertical year over year increased 5% year over – The power management and transportation verticals decreased year over year year adjusted for changes in foreign currencies. investor.arrow.com 8

Second-Quarter 2019 CFO Commentary

Enterprise Computing Solutions

Global


$180
$160
$140
$120
$100
$80
$60
$113
$85
$155
$90
$101
Q2-'18
Q3-'18
Q4-'18
Q1-'19
Q2-'19

Non-GAAP Operating Income
($ in millions)



- Sales increased 1% year over year adjusted for a disposition and changes in foreign currencies
  - Sales decreased 2% year over year as reported
- Billings increased at a low-single-digit rate year over year adjusted for changes in foreign currencies
- Operating income and non-GAAP operating income decreased 10% year over year
  - Non-GAAP operating income decreased 8% year over year adjusted for a disposition and changes in foreign currencies
- Operating margin of 4.7% decreased 50 basis points year over year
- Non-GAAP operating margin of 4.9% decreased 40 basis points year over year
- Return on working capital remains favorable

Enterprise computing solutions sales increased 1% year over year adjusted for a disposition and changes in foreign currencies.

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Five Years Out

Second-Quarter 2019 CFO Commentary

Enterprise Computing Solutions

Americas


$1,900
$1,700
$1,500
$1,300
$1,100
$900
$1,387
$1,458
$1,702
$1,201
$1,372
Q2-'18
Q3-'18
Q4-'18
Q1-'19
Q2-'19

Sales ($ in millions)



- Sales were flat year over year adjusted for changes in foreign currencies
  - Sales decreased 1% year over year as reported
  - Growth in infrastructure software across the portfolio, security, industry-standard servers, and proprietary servers year over year
  - Storage and networking decreased year over year

ECS Americas sales were flat year over year adjusted for changes in foreign currencies.

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Five Years Out

Second-Quarter 2019 CFO Commentary

Enterprise Computing Solutions

Europe


$1,000
$900
$800
$700
$600
$500
$400
$721
$652
$954
$763
$701
Q2-'18
Q3-'18
Q4-'18
Q1-'19
Q2-'19
Sales ($ in millions)



- Sales increased 5% year over year adjusted for a disposition and changes in foreign currencies.
  - Sales decreased 3% year over year as reported
  - Strong growth in industry-standard servers year over year adjusted for changes in foreign currencies
  - Growth in infrastructure software across the portfolio year over year adjusted for changes in foreign currencies
  - Proprietary servers and services decreased year over year

ECS Europe sales increased 5% year over year adjusted for a disposition and changes in foreign currencies.

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Five Years Out

Second-Quarter 2019 CFO Commentary Cash Flow from Operations Cash flow from operating activities was $405 million in the quarter and was $834 million over the last 12 months. Working Capital Working capital to sales was 18.1% in the quarter, flat year over year. Return on working capital was 18.2% in the quarter, down 550 basis points year over year. Return on Invested Capital Return on invested capital was 8.2% in the quarter, down 210 basis points year over year. We repurchased Share Buyback approximately $150 We repurchased approximately 2.1 million shares of our stock for $150 million. Total cash returned to shareholders million of our stock in the over the last 12 months was approximately $361 million. second quarter. Debt and Liquidity Net-debt-to-last-12-months EBITDA ratio is approximately 2.4x. Total liquidity of $2.5 billion when including cash of $270 million. investor.arrow.com 12

Second-Quarter 2019 CFO Commentary Arrow Electronics Outlook Guidance Excluding the PC and Mobility Asset Disposition Business We are expecting the average USD-to-Euro exchange rate for the third quarter of 2019 to be $1.12 to €1 compared with $1.16 to €1 in the third quarter of 2018. We estimate changes in foreign currencies will have negative impacts on growth of approximately $90 million, or 1% on sales, and $.05, or 2%, on earnings per share on a diluted basis compared to the third quarter of 2018. We are expecting interest expense will total approximately $54 million. Third-Quarter 2019 Guidance Consolidated Sales $6.85 billion to $7.25 billion Global Components $4.925 billion to $5.125 billion Global ECS $1.925 billion to $2.125 billion Diluted Earnings Per Share1 $.97 to $1.09 Non-GAAP Diluted Earnings Per Share1 $1.62 to $1.74 1 Assumes average diluted shares outstanding of 85 million, and an average tax rate at the high end of the 23.5 to 25.5% target range. investor.arrow.com 13

Second-Quarter 2019 CFO Commentary Risk Factors Information Relating to Forward-Looking The discussion of the company’s Statements business and operations should be read together with the risk factors This press release includes forward-looking statements that are subject to numerous assumptions, risks, and contained in Item 1A of its 2018 Annual uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of Report on Form 10-K, filed with the reasons, including, but not limited to: industry conditions, company’s implementation of its new Securities and Exchange Commission, enterprise resource planning system, changes in product supply, pricing and customer demand, which describe various risks and competition, other vagaries in the global components and global enterprise computing solutions markets, uncertainties to which the company is changes in relationships with key suppliers, increased profit margin pressure, effects of additional actions or may become subject. If any of the taken to become more efficient or lower costs, risks related to the integration of acquired businesses, described events occur, the company’s changes in legal and regulatory matters, and the company’s ability to generate additional cash flow. Forward-looking statements are those statements business, results of operations, which are not statements of historical fact. These forward-looking statements can be identified by financial condition, liquidity, or access forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “believes,” “seeks,” to the capital markets could be “estimates,” and similar expressions. Shareholders and other readers are cautioned not to place undue reliance materially adversely affected. on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended December 31, 2018. investor.arrow.com 14

Second-Quarter 2019 CFO Commentary Certain Non-GAAP Financial Information In addition to disclosing financial results that are the company’s financial and operating performance. In determined in accordance with accounting principles addition, the company’s Board of Directors may use this generally accepted in the United States (“GAAP”), the non-GAAP financial information in evaluating company also provides certain non-GAAP financial management performance and setting management information relating to sales, operating income, net income compensation. attributable to shareholders, and net income per basic and diluted share. The presentation of this additional non-GAAP financial information is not meant to be considered in isolation or The company provides sales, gross profit, and expense as a substitute for, or alternative to, operating income, net on a non-GAAP basis adjusted for the impact of changes income attributable to shareholders and net income per in foreign currencies (referred to as “impact of changes in basic and diluted share determined in accordance with foreign currencies”) by re-translating prior period results GAAP. Analysis of results and outlook on a non-GAAP at current period foreign exchange rates, the impact of basis should be used as a complement to, and in dispositions by adjusting the company’s operating results conjunction with, data presented in accordance with for businesses disposed, as if the dispositions had GAAP. occurred at the beginning of the earliest period presented (referred to as “impact of dispositions”), the impact of the company's personal computer and mobility asset disposition business (referred to as "impact of wind down"), the impact of inventory reserves related to the digital business (referred to as "impact of digital inventory reserve"), and the impact of the notes receivable and inventory reserve related to the AFS business (referred to as "AFS notes receivable reserve" and "AFS inventory reserve," respectively). Operating income, net income The company believes that attributable to shareholders, and net income per basic and diluted share are adjusted to exclude identifiable such non-GAAP financial intangible asset amortization, restructuring, integration, and other charges, and loss on disposition of businesses, information is useful to net, AFS notes receivable and inventory reserve, digital inventory reserve, the impact of non-cash charges related investors to assist in to goodwill, tradenames, and property, plant and assessing and understanding equipment, and the impact of wind down. Net income attributable to shareholders, and net income per basic and the company’s operating diluted share are also adjusted to exclude the impact of U.S. tax reform. A reconciliation of the company’s non- performance. GAAP financial information to GAAP is set forth in the tables below. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items referred to above to be outside the company’s core operating results. This non- GAAP financial information is among the primary indicators management uses as a basis for evaluating investor.arrow.com 15

Second-Quarter 2019 CFO Commentary

Earnings Reconciliation

($ in thousands, except per share data)

Three months ended June 29, 2019

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments*	Impact of Wind Down	Other**	Non-GAAP measure
Sales	$ 7,344,548	$ —	$ —	$ —	$ —	$ —	$ (77,914)	$ —	$ 7,266,634
Gross Profit	814,909	—	—	1,868	20,114	—	4,305	—	841,196
Operating income	(549,190)	8,665	19,906	15,851	20,114	623,085	104,219	—	242,650
Income before income taxes	(600,120)	8,665	19,906	15,851	20,114	623,085	104,229	(1,390)	190,340
Provision for income taxes	(52,369)	2,463	4,865	3,910	4,962	64,246	24,730	(382)	52,425
Consolidated net income	(547,751)	6,202	15,041	11,941	15,152	558,839	79,499	(1,008)	137,915
Noncontrolling interests	1,215	140	—	—	—	—	—	—	1,355
Net income attributable to shareholders	$ (548,966)	$ 6,062	$ 15,041	$ 11,941	$ 15,152	$ 558,839	$ 79,499	$ (1,008)	$ 136,560
Net income per diluted share****	$ (6.48)	$ 0.07	$ 0.18	$ 0.14	$ 0.18	$ 6.60	$ 0.94	$ (0.01)	$ 1.60
Effective tax rate	8.7%								27.5%

Three months ended June 30, 2018

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments	Impact of Wind Down	Other**	Non-GAAP measure
Sales	$ 7,392,528	$ —	$ —	$ —	$ —	$ —	$ (100,372)	$ —	$ 7,292,156
Gross Profit	932,820	—	—	—	—	—	(17,079)	—	915,741
Operating income	286,827	9,161	11,654	—	—	—	9,482	—	317,124
Income before income taxes	222,721	9,161	11,654	—	—	—	9,536	2,563	255,635
Provision for income taxes	51,681	2,540	2,893	—	—	—	2,545	631	60,290
Consolidated net income	171,040	6,621	8,761	—	—	—	6,991	1,932	195,345
Noncontrolling interests	1,125	149	—	—	—	—	—	—	1,274
Net income attributable to shareholders	$ 169,915	$ 6,472	$ 8,761	$ —	$ —	$ —	$ 6,991	$ 1,932	$ 194,071
Net income per diluted share	$ 1.92	$ 0.07	$ 0.10	$ —	$ —	$ —	$ 0.08	$ 0.02	$ 2.19
Effective tax rate	23.2%								23.6%

Three months ended March 30, 2019

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments	Impact of Wind Down	Other***	Non-GAAP measure
Sales	$ 7,155,991	$ —	$ —	$ —	$ —	$ —	$ (83,054)	$ —	$ 7,072,937
Gross Profit	861,688	—	—	—	—	—	(8,127)	—	853,561
Operating income	245,560	9,142	11,086	—	—	—	10,196	866	276,850
Income before income taxes	196,321	9,142	11,086	—	—	—	10,343	(4,482)	222,410
Provision for income taxes	53,907	2,540	2,711	—	—	—	2,528	(4,821)	56,865
Consolidated net income	142,414	6,602	8,375	—	—	—	7,815	339	165,545
Noncontrolling interests	1,679	142	—	—	—	—	—	—	1,821
Net income attributable to shareholders	$ 140,735	$ 6,460	$ 8,375	$ —	$ —	$ —	$ 7,815	$ 339	$ 163,724
Net income per diluted share****	$ 1.63	$ 0.07	$ 0.10	$ —	$ —	$ —	$ 0.09	$ —	$ 1.90
Effective tax rate	27.5%								25.6%

** Impairments for the three months ended June 29, 2019 include goodwill impairments of $570,175, tradename impairments of $46,000, and $6,910 in impairment charges related to various other fixed assets.*

*** Other includes gain (loss) on investments, net*

**** Other includes loss on disposition of businesses, net and gain (loss) on investments, net and impact of Tax Act.*

***** For the three months ended June 29, 2019, the non-GAAP net income per diluted share calculation includes 649 thousand shares that were excluded from the GAAP net income per diluted share calculation. Additionally, in all periods presented the sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.*

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Five Years Out